UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2007

K-Fed Bancorp
(Exact name of registrant as specified in its charter)

                                                                                                                   Federal                                                      000-50592                                                      20-0411486
                                                                                                                   (State or other jurisdiction)                       (Commission File No.)                                         (I.R.S. Employer
                                                                                                                           of incorporation)                                                                                                                   Identification No.)

Address of principal executive offices:  1359 N. Grand Avenue, Covina, CA 91722

Registrant’s telephone number, including area code:  (626) 339-9663

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On November 14, 2007, K-Fed Bancorp issued a press release disclosing that Kaiser Federal Financial Group, Inc., the proposed holding company for Kaiser Federal Bank, and K-Fed Mutual Holding Company have received conditional approval from the Office of Thrift Supervision to commence its second step conversion and offering.  K-Fed Bancorp also announced that the registration statement relating to the sale of common stock of Kaiser Federal Financial Group, Inc. was declared effective by the Securities and Exchange Commission.

A copy of the press release is included as Exhibit 99.1 to this report.

Exhibit 99.1

K-Fed Bancorp

For additional information contact:
Kay M. Hoveland
President and Chief Executive Officer
(626) 339-9663

KAISER FEDERAL FINANCIAL GROUP, INC. TO COMMENCE SECOND STEP CONVERSION AND OFFERING OF UP TO 14,950,000 SHARES OF COMMON STOCK TO THE PUBLIC (SUBJECT TO INCREASE UP TO 17,192,500 SHARES)

COVINA, CALIFORNIA (November 14, 2007) -- K-Fed Bancorp (NasdaqGS: KFED) announced today that Kaiser Federal Financial Group, Inc., the proposed holding company for Kaiser Federal Bank, and K-Fed Mutual Holding Company have received conditional approval from the Office of Thrift Supervision to commence its second step conversion and offering.  K-Fed Bancorp also announced today that the registration statement relating to the sale of common stock of Kaiser Federal Financial Group, Inc. was declared effective by the Securities and Exchange Commission.

The expected number of shares to be sold in the offering and issued to public stockholders in the exchange is based on an independent appraisal of the market value of Kaiser Federal Financial Group, Inc. at August 31, 2007 and ranged from $173.9 million to $235.3 million (subject to a 15% increase to $270.6 million).  Kaiser Federal Financial Group, Inc. is offering for sale the 63.5% ownership interest currently owned by K-Fed Mutual Holding Company in K-Fed Bancorp, which is equivalent to between $110.5 million and $149.5 million, or 11,050,000 and 14,950,000 shares of common stock at $10.00 per share.  Kaiser Federal Financial Group, Inc. may increase the amount that it sells in the offering, without notice to persons who have subscribed for shares, by up to 15%, to $171.9 million or 17,192,500 shares, as a result of market demand, regulatory considerations or changes in financial market conditions.  At the conclusion of the conversion and offering, the existing shares of common stock held by the public stockholders of K-Fed Bancorp will be exchanged for new shares of Kaiser Federal Financial Group, Inc.  The number of new shares of Kaiser Federal Financial Group, Inc. that the public stockholders are expected to receive will be between 1.2469 and 1.6870 shares, subject to a 15% increase to 1.9401 shares.  The exchange ratio is intended to ensure that, after the conversion and offering, public stockholders will maintain the same ownership interest in Kaiser Federal Financial Group, Inc. as they currently own in K-Fed Bancorp (exclusive of any shares stockholders purchase in the offering or cash issued in lieu of fractional shares).  The offering and exchange ratio ranges could change as a result of regulatory review or due to updates to the independent appraisal, reflecting, among other things, changes in market conditions before or during the offering.  After the completion of the conversion and the offering, Kaiser Federal Financial Group, Inc. will be 100% owned by public stockholders.

The subscription offering is expected to begin on or about November 19, 2007, when offering and proxy materials will be mailed to eligible Kaiser Federal Bank depositors.  Proxy materials will be mailed to stockholders of K-Fed Bancorp eligible to vote on or about November 19, 2007.  Completion of the conversion and offering is subject to, among other things, the receipt of final regulatory approval of the Office of Thrift Supervision, and the approval and ratification of the plan of conversion and reorganization by the depositors of Kaiser Federal Bank and public stockholders of K-Fed Bancorp, other than K-Fed Mutual Holding Company.

The Stock Information Center will open on November 20, 2007.  The Stock Information Center’s telephone number is (877) 552-5662.  Hours of operation will be from Monday 12:00 Noon until 4:00 p.m., Tuesday through Thursday 8:30 a.m. until 4:00 p.m. and Friday 8:30 a.m. until 12:00 Noon, Pacific Time. The Stock Information Center will be closed weekends and bank holidays.

Keefe, Bruyette & Woods, Inc. is assisting Kaiser Federal Financial Group, Inc. in selling its common stock in the subscription offering and any community or syndicated community offering on a best efforts basis. Neither Keefe, Bruyette & Woods, Inc., nor any other member of a possible syndicate group is required to purchase any shares in the offering.

Luse Gorman Pomerenk & Schick, P.C., Washington, D.C. is serving as special counsel to K-Fed Mutual Holding Company, Kaiser Federal Financial Group, Inc., K-Fed Bancorp and Kaiser Federal Bank for the conversion and offering.

This news release contains certain forward-looking statements. These include, but are not limited to, statements regarding the anticipated commencement date of the offering, the anticipated exchange ratio and the anticipated size of the offering. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like “believe,” “expect,” “anticipate,” “estimate” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.”  Certain factors that could cause actual results to differ materially from expected results include delays in completing the offering, changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the business of K-Fed Bancorp and Kaiser Federal Bank, and changes in the securities markets.

This release is neither an offer to sell nor a solicitation of an offer to buy common stock.  The offer is made only by the prospectus.  The shares of common stock are not savings accounts, savings deposits, may lose value and are not insured by the Federal Deposit Insurance Corporation or any government agency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                              K-FED BANCORP

Date:  November 14, 2007                                                                                                                                                   By:  /s/ Kay M. Hoveland
                                                                                              Kay M. Hoveland
                                                                                               President and Chief Executive Officer